--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 7, 2001



                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                 0-19285                                  88-0228636
        (Commission File Number)              (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                              85260
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 5.       Other Events


On November 7, 2001 Allied Waste Industries, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2001. The press release along with unaudited supplemental data is provided herein.

Contact:  Michael Burnett
           480-627-2785
                                                           FOR IMMEDIATE RELEASE

                ALLIED WASTE ANNOUNCES THIRD QUARTER 2001 RESULTS


Scottsdale, AZ - November 7, 2001 - Allied Waste Industries, Inc. (NYSE: AW) today announced financial results for the third quarter ended September 30, 2001.

For the third quarter ended September 30, 2001, EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted for acquisition related and non-recurring costs, was $497.7 million, compared to $533.5 million in the third quarter of 2000. The third quarter 2000 reflected a stronger economy and businesses subsequently divested, including the American Ref-Fuel operations. The adjusted EBITDA margin was 35.2% in the third quarter of 2001 compared to 36.2% in the third quarter of 2000. Adjusted net income available to common shareholders was $24.6 million, or $0.13 per share, compared to $51.3 million, or $0.27 per share, in the third quarter of 2000. The adjusted results for the third quarter ended September 30, 2001 exclude $11.8 million of acquisition related transition costs, primarily consisting of information system conversion efforts. Adjusted cash EPS (adjusted earnings per share plus after-tax goodwill amortization) was $0.39.

During the third quarter, total debt increased slightly to approximately $9.373 billion, as anticipated. Adjusted free cash flow was $95.5 million for the quarter ended September 30, 2001. Adjusted free cash flow is defined as adjusted EBITDA plus other non-cash items, less cash interest, cash taxes, closure, post-closure and environmental expenditures, capital expenditures (other than for acquisitions) and changes in working capital.

For the nine months ended September 30, 2001, EBITDA adjusted for acquisition related and non-recurring costs was $1.482 billion on revenues of $4.180 billion. Adjusted net income available to common shareholders was $94.4 million or $0.48 per share and adjusted cash EPS was $1.20. Adjusted free cash flow for the nine months ended September 30, 2001 was $253 million.

"The world has changed since September 10th when we last provided financial guidance," said Tom Van Weelden, Chairman and CEO of Allied Waste. "However, these events have not changed our focus on managing operations to generate long-term earnings growth and maximizing cash flow for debt reduction. In spite of the current challenging economic conditions, we continue to be confident that we will achieve our original goals of generating $400 million of adjusted free cash flow in 2001 and reducing the debt balance to $9.2 billion to $9.3 billion by the end of the year."

"Nevertheless, the continued weakening of the economy since the events of September 11th has further pressured volumes and pricing, particularly in the landfill and rolloff businesses. As a result, our expectations for adjusted EBITDA for 2001 approximate $1.930 billion to $1.940 billion," concluded Mr. Van Weelden.

Allied Waste will host a conference call related to the third quarter earnings on Wednesday, November 7th at 5:00 p.m. EST. The call will be broadcast live over the Internet on the Company's website: www.alliedwaste.com. A playback of the call will be available on the site after the call. Allied Waste has also filed supplemental data on Form 8-K that is accessible on the Company's website or through the SEC EDGAR System.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of September 30, 2001, the Company operated 329 collection companies, 150 transfer stations, 167 active landfills and 65 recycling facilities in 39 states.

Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, the effects of commodity price fluctuations of materials processed by Allied and the effects of an economic downturn and its ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2000. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                        ALLIED WASTE INDUSTRIES, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                (amounts in thousands, except per share data)
                                 (unaudited)

                                      For the Three Months Ended                                For the Three Months Ended
                                          September 30, 2001                                        September 30, 2000
                       ------------------------------------------------------  -----------------------------------------------------
                                                                      % of                                                    % of
                         Reported     Adjustments(1)  As Adjusted   Revenue      Reported    Adjustments(1)  As Adjusted     Revenue
                       -------------  --------------- ------------ ----------  ------------- --------------  ------------- ---------
Revenue............... $ 1,413,400    $         --    $  1,413,400    100.0%   $  1,474,731  $         --    $  1,474,731    100.0%
Cost of operations....     805,685              --         805,685     57.0%        834,123            --         834,123     56.6%
Selling, general and
  administrative
  expenses............     110,005              --         110,005      7.8%        107,085            --         107,085      7.3%
Depreciation and
  amortization........     118,576              --         118,576      8.4%        116,240            --         116,240      7.9%
Goodwill amortization.      56,717              --          56,717      4.0%         56,236            --          56,236      3.8%
                       -------------  --------------- -------------            ------------- --------------  -------------
  Operating income
  before acquisition
  related and unusual
  costs...............     322,417              --         322,417     22.8%        361,047            --         361,047     24.5%
Acquisition related
  and unusual costs...      11,802         (11,802)             --                   22,477       (22,477)             --
Non-cash loss on asset
  sale (2)............          --              --              --                   26,114       (26,114)             --
                       -------------  --------------- -------------            ------------- --------------  -------------
  Operating income....     310,615          11,802         322,417     22.8%        312,456        48,591         361,047     24.5%
Equity in earnings of
  unconsolidated
  subsidiaries........          --              --              --                  (10,194)           --         (10,194)    (0.7)%
Interest expense, net.     211,068              --         211,068     14.9%        220,426            --         220,426     14.9%
                       -------------  --------------- -------------            ------------- --------------  -------------
  Net income before
   income taxes.......      99,547          11,802         111,349      7.9%        102,224        48,591         150,815     10.2%
Income tax expense....      80,746         (13,013)         67,733      4.8%         72,447         8,726          81,173      5.5%
Minority interest.....         509              --             509      0.0%          1,037            --           1,037      0.1%
                       -------------  --------------- -------------            ------------- --------------  -------------
  Net income before
  extraordinary loss..      18,292          24,815          43,107      3.0%         28,740        39,865          68,605      4.7%
Extraordinary loss,
net of income tax
benefit (3)...........          --              --              --                    6,782        (6,782)             --
                       -------------  --------------- -------------            ------------- --------------  -------------
Net income............      18,292          24,815          43,107      3.0%         21,958        46,647          68,605      4.7%
Preferred dividends...      18,544              --          18,544      1.3%         17,340            --          17,340      1.2%
                       -------------  --------------- -------------            ------------- --------------  -------------
  Net income (loss) to
  common shareholders. $      (252)   $     24,815     $    24,563      1.7%   $      4,618  $     46,647    $     51,265      3.5%
                       =============  =============== =============            ============= ==============  =============
Income per common
  share............... $        --                     $      0.13             $       0.02                  $       0.27
                       =============                  =============            =============                 =============
Cash income per
  common share(4)..... $      0.34                     $      0.39             $       0.32                  $       0.48
                       =============                  =============            =============                 =============
Weighted average
  common and common
  equivalent shares...     196,112                         196,112                  192,028                       192,028
                       =============                  =============            =============                 =============

------------------------------------------------------------------------------------------------------------------------------------

EBITDA                 $    485,908                    $   497,710     35.2%   $    484,932                  $    533,523     36.2%

------------------------------------------------------------------------------------------------------------------------------------

(1) Adjustments remove the effects of the acquisition related and unusual costs, the non-cash loss on asset sale and the extraordinary items.

(2) Reflects the $26.1 million non-cash loss on asset sales recorded during the third quarter of 2000.

(3) The extraordinary loss primarily reflects the write-off of deferred debt issuance costs in connection with the early extinguishment of debt.

(4) Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization.

                        ALLIED WASTE INDUSTRIES, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                (amounts in thousands, except per share data)
                                 (unaudited)

                                       For the Nine Months Ended                               For the Nine Months Ended
                                          September 30, 2001                                       September 30, 2000
                       -------------------------------------------------------- ----------------------------------------------------
                                                                       % of                                                    % of
                         Reported    Adjustments(1)   As Adjusted    Revenue      Reported    Adjustments(1) As Adjusted     Revenue
                       ------------- ---------------  ------------- ----------- ------------- -------------- -------------- --------
Revenue............... $ 4,180,103   $         --     $  4,180,103     100.0%   $  4,314,878  $         --   $  4,314,878    100.0%
Cost of operations....   2,385,250             --        2,385,250      57.1%      2,494,200            --      2,494,200     57.8%
Selling, general and
  administrative
  expenses............     312,696             --          312,696       7.5%        317,944            --        317,944      7.4%
Depreciation and
  amortization........     347,211             --          347,211       8.3%        342,821            --        342,821      7.9%
Goodwill amortization.     169,744             --          169,744       4.1%        164,894            --        164,894      3.8%
                       ------------- ---------------  -------------             ------------- -------------- -------------
  Operating income
  before acquisition
  related and unusual
  costs...............     965,202             --          965,202      23.1%        995,019            --        995,019     23.1%
Acquisition related
  and unusual costs...      24,549        (24,549)              --                    79,403       (79,403)            --
Non-cash loss on asset
  sale (2) ...........     107,011       (107,011)              --                    26,114       (26,114)            --
                       ------------- ---------------  -------------             ------------- -------------- -------------
  Operating income....     833,642        131,560          965,202      23.1%        889,502       105,517        995,019     23.1%
Equity in earnings of
  unconsolidated
  subsidiaries........     (14,072)            --          (14,072)     (0.3)%       (37,981)           --        (37,981)    (0.9)%
Interest expense, net.     641,708             --          641,708      15.4%        654,185            --        654,185     15.2%
                       ------------- ---------------  -------------             ------------- -------------- -------------
  Net income before
   income taxes.......     206,006        131,560          337,566       8.1%        273,298       105,517        378,815      8.8%
Income tax expense....     140,326         45,483          185,809       4.4%        168,089        33,915        202,004      4.7%
Minority interest.....       3,228             --            3,228       0.1%          3,816            --          3,816      0.1%
                       ------------- ---------------  -------------             ------------- -------------- -------------
Net income before
  extraordinary loss..      62,452         86,077          148,529       3.6%        101,393        71,602        172,995      4.0%
Extraordinary loss,
net of income tax
benefit (3) ..........       9,453         (9,453)              --                    13,266       (13,266)            --
                       ------------- ---------------  -------------             ------------- -------------- -------------
  Net income..........      52,999         95,530          148,529       3.6%         88,127        84,868        172,995      4.0%
Preferred dividends...      54,164             --           54,164       1.3%         50,829            --         50,829      1.2%
                       ------------- ---------------  -------------             ------------- -------------- -------------
  Net income (loss) to
  common shareholders. $    (1,165)  $     95,530     $     94,365       2.3%   $     37,298  $     84,868   $    122,166      2.8%
                       ============= ===============  =============             ============= ============== =============
Income (loss) per
 common share......... $     (0.01)                   $       0.48              $       0.20                 $       0.64
                       =============                  =============             =============                =============
Cash income per
  common  share(4).... $      0.91                    $       1.20              $       1.01                 $       1.30
                       =============                  =============             =============                =============
Weighted average
  common and common
  equivalent shares...     195,521                         195,521                   191,105                      191,105
                       =============                  =============             =============                =============

------------------------------------------------------------------------------------------------------------------------------------

EBITDA                 $ 1,350,597                    $  1,482,157      35.5%   $  1,397,217                 $  1,502,734      34.8%

------------------------------------------------------------------------------------------------------------------------------------

(1) Adjustments remove the effects of the acquisition related and unusual costs, the non-cash loss on asset sale and the extraordinary items.

(2) Reflects the previously announced $107.0 and $26.1 million non-cash loss on asset sales recorded during the first quarter of 2001 and the third quarter of 2000, respectively.

(3) The extraordinary loss primarily reflects the write-off of deferred debt issuance costs in connection with the refinancing resulting from the $600 million bond offering in 2001 and the repayment of the Asset Sale Term Loan and Tranche D Term Loan in 2000.

(4) Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization.


                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                          Statement of Cash Flows Data
                        (amounts in thousands, unaudited)

                                                                                                     Three Months Ended
                                                                                                     September 30, 2001
                                                                                                    ----------------------
Operating activities --
  Net income.....................................................................................    $          18,292
  Adjustments to reconcile net income to cash provided by operating activities --
  Provisions for:
    Depreciation and amortization................................................................              175,293
    Doubtful accounts............................................................................                7,437
    Accretion of debt and amortization of debt issuance costs....................................               10,813
    Deferred income tax provision................................................................               73,881
    Gain on sale of assets.......................................................................               (7,344)
  Change in operating assets and liabilities, excluding the effects of purchase acquisitions --
    Accounts receivable, prepaid expenses, inventories and other.................................              (43,376)
    Accounts payable, accrued liabilities, unearned income and other.............................               18,976
    Acquisition related and non-recurring accruals...............................................              (28,671)
  Closure and post-closure provision.............................................................               17,071
  Closure and post-closure expenditures..........................................................              (17,732)
  Environmental expenditures.....................................................................               (5,764)
                                                                                                     ---------------------
Cash provided by operating activities............................................................              218,876
                                                                                                     ---------------------
Investing activities --
    Cost of acquisitions, net of cash acquired...................................................             (120,908)
    Proceeds from divestitures, net of cash divested.............................................                  268
    Accruals for acquisition price and severance costs...........................................                 (376)
    Capital expenditures, excluding acquisitions.................................................             (151,950)
    Capitalized interest.........................................................................              (10,691)
    Proceeds from sale of fixed assets...........................................................                8,756
    Change in deferred acquisition costs, notes receivable, and other............................               (9,263)
                                                                                                     ---------------------
Cash used for investing activities...............................................................             (284,164)
                                                                                                     ---------------------
Financing activities --
    Net proceeds from sale of common stock and exercise of stock options.........................                  923
    Proceeds from long-term debt, net of issuance costs..........................................              442,053
    Payments of long-term debt...................................................................             (413,945)
                                                                                                     ---------------------
Cash provided by financing activities............................................................               29,031
                                                                                                     ---------------------

Decrease in cash and cash equivalents............................................................              (36,257)
Cash and cash equivalents, beginning of period...................................................              136,507
                                                                                                     ---------------------
Cash and cash equivalents, end of period.........................................................    $         100,250
                                                                                                     =====================


                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                               Balance Sheet Data
                  (amounts in thousands, except per share data)
                                   (unaudited)

                                                                                                         September 30, 2001
                                                                                                        ----------------------
ASSETS
  Current assets --
  Cash and cash equivalents.........................................................................      $       100,250
  Accounts receivable, net of allowance of $30,506..................................................              803,483
  Prepaid and other current assets..................................................................              150,074
  Deferred income taxes, net........................................................................              149,945
                                                                                                        ----------------------
    Total current assets............................................................................            1,203,752
  Property and equipment, net.......................................................................            4,033,028
  Goodwill, net.....................................................................................            8,596,708
  Other assets, net.................................................................................              571,653
                                                                                                        ----------------------
    Total assets....................................................................................      $    14,405,141
                                                                                                        ======================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities --
  Current portion of long-term debt.................................................................      $       136,373
  Accounts payable..................................................................................              402,399
  Accrued closure, post-closure and environmental costs.............................................              152,382
  Accrued interest..................................................................................              195,263
  Other accrued liabilities.........................................................................              412,917
  Unearned revenue..................................................................................              235,553
                                                                                                        ----------------------
    Total current liabilities.......................................................................            1,534,887
  Long-term debt, less current portion..............................................................            9,236,258
  Deferred income taxes.............................................................................              357,160
  Accrued closure, post-closure and environmental costs.............................................              880,952
  Other long-term obligations.......................................................................              664,109
  Commitments and contingencies
  Series A senior convertible preferred stock, 1,000 shares authorized, issued and
    outstanding, liquidation preference of $1,150 per share.........................................            1,150,200
  Stockholders' equity --
  Common stock......................................................................................                1,968
  Additional paid-in capital........................................................................            1,072,275
  Other comprehensive loss..........................................................................             (100,766)
  Retained deficit..................................................................................             (391,902)
                                                                                                        ----------------------
    Total stockholders' equity......................................................................              581,575
                                                                                                        ----------------------
    Total liabilities and stockholders' equity......................................................      $    14,405,141
                                                                                                        ======================

  Days Sales Outstanding:...........................................................................              48 days
                                                                                                        ======================


                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
          (amounts in thousands, except per share data and percentages)
                                   (unaudited)


Statement of Operations Data:
                                                                  Three Months            Three Months
                                                                     Ended                   Ended
                                                               September 30, 2001      September 30, 2000
                                                              ---------------------   ---------------------
Revenues --
  Gross revenue.......................................        $       1,712,118       $       1,772,706
  Less intercompany revenue...........................                 (298,718)               (297,975)
                                                              ---------------------   ---------------------
    Revenue...........................................        $       1,413,400       $       1,474,731
                                                              =====================   =====================

Revenue Mix (based on gross revenues) --
  Collection..........................................                     62.4%                   61.3%
  Disposal............................................                     31.9%                   30.2%
  Recycling...........................................                      3.2%                    4.8%
  Other...............................................                      2.5%                    3.7%
                                                              ---------------------   ---------------------
    Total.............................................                    100.0%                  100.0%
                                                              =====================   =====================

Internalization Based on Disposal Volumes.............                       67%                     65%
                                                              =====================   =====================

Landfill Volumes in Tons..............................                   18,370                  17,763
                                                              =====================   =====================

Internal Growth - Year over Year (excluding commodity):
Price.................................................                      2.4%
Volume................................................                     (2.3)%
                                                              ---------------------
       Total............................................                    0.1%                    3.9%
                                                              =====================   =====================

Internal Growth (year over year) unadjusted...........                     (1.8)%                   2.7%
                                                              =====================   =====================

Interest Expense --
  Interest expense, gross.............................        $         211,929       $         223,738
  Interest suspended for assets held for sale.........                       --                    (407)
  Interest income.....................................                     (983)                 (1,906)
  Capitalized interest for development projects.......                  (10,691)                (11,887)
  Accretion of debt and amortization of debt issuance
   costs..............................................                   10,813                  10,888
                                                              ---------------------   ---------------------
    Net interest expense..............................        $         211,068       $         220,426
                                                              =====================   =====================
Cash EPS --
           Adjusted income before taxes (including
             minority interest).........................      $         110,840       $         149,778
Add:       Goodwill amortization........................                 56,717                  56,236
                                                             ---------------------    ---------------------
           Income before goodwill amortization..........                167,557                 206,014
Less:      Income tax provision.........................                 66,185                  86,555
                                                             ---------------------    ---------------------
           Adjusted net income for cash EPS.............     $          101,372       $         119,459
                                                             =====================    =====================

Weighted average common and common equivalent
   shares --
            Diluted(1)..................................                258,981                 250,978
                                                              ====================    =====================
            Cash EPS - Diluted..........................      $            0.39       $            0.48
                                                              ====================    =====================


(1) Includes the dilutive impact of the conversion of the Series A senior convertible preferred stock.




                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
          (amounts in thousands, except per share data and percentages)
                                   (unaudited)


Statement of Operations Data:
                                                                  Nine Months             Nine Months
                                                                     Ended                   Ended
                                                               September 30, 2001      September 30, 2000
                                                              ---------------------   ---------------------
Revenues --
  Gross revenue.......................................        $       5,058,689       $       5,169,035
  Less intercompany revenue...........................                 (878,586)               (854,157)
                                                              ---------------------   ---------------------
    Revenue...........................................        $       4,180,103       $       4,314,878
                                                              =====================   =====================

Revenue Mix (based on gross revenues) --
  Collection..........................................                     62.5%                   61.5%
  Disposal............................................                     31.2%                   28.9%
  Recycling...........................................                      3.5%                    6.0%
  Other...............................................                      2.8%                    3.6%
                                                              ---------------------   ---------------------
    Total.............................................                    100.0%                  100.0%
                                                              =====================   =====================

Internalization Based on Disposal Volumes.............                       67%                     63%
                                                              =====================   =====================

Landfill Volumes in Tons..............................                   53,098                  50,633
                                                              =====================   =====================

Interest Expense --
  Interest expense, gross.............................        $         650,577       $         681,422
  Interest suspended for assets held for sale.........                       --                 (24,808)
  Interest income.....................................                   (4,780)                 (3,248)
  Capitalized interest for development projects.......                  (35,864)                (32,916)
  Accretion of debt and amortization of debt issuance
   costs..............................................                   31,775                  33,735
                                                              ---------------------   ---------------------
    Net interest expense..............................        $         641,708       $         654,185
                                                              =====================   =====================

Cash EPS --
           Adjusted income before taxes (including
             minority interest).........................      $         334,338       $         374,999
Add:       Goodwill amortization........................                169,744                 164,894
                                                             ---------------------    ---------------------
           Income before goodwill amortization..........                504,082                 539,893
Less:      Income tax provision.........................                194,867                 216,513
                                                             ---------------------    ---------------------
           Adjusted net income for cash EPS.............      $         309,215       $         323,380
                                                             =====================    =====================

Weighted average common and common equivalent
   shares --
            Diluted(1)..................................                257,405                 249,126
                                                              ====================    =====================

            Cash EPS - Diluted..........................      $            1.20       $            1.30
                                                              ====================    =====================


(1) Includes the dilutive impact of the conversion of the Series A senior convertible preferred stock.


                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                             (amounts in thousands)
                                   (unaudited)
                                                                Three Months            Three Months
                                                                   Ended                    Ended
                                                             September 30, 2001      September 30, 2000
                                                            ---------------------    --------------------
Acquisitions --
  Annualized revenue acquired.............................  $          71,842        $          49,539
  Annualized revenue acquired (after intercompany
   eliminations)..........................................  $          71,842        $          49,539

Divestitures --
  Annualized revenue divested.............................  $          (1,161)       $         (60,517)
  Annualized revenue divested (after intercompany
   eliminations).........................................   $          (1,161)       $         (59,475)

Summary of Acquisition Related and Unusual Costs --
  Transition costs........................................  $           4,904        $          17,046
  Net adjustments to BFI related accruals.................              6,898                    6,976
  Loss on asset sale......................................                 --                   26,114
  Reversal of acquisition related accruals................                 --                   (1,545)
                                                            ---------------------    --------------------
             Total reported acquisition related and
             unusual costs ...............................  $          11,802        $          48,591
                                                            =====================    ====================
Capital Expenditures --
  Fixed asset purchases...................................  $          87,429        $          56,866
  Cell development........................................             64,521                   50,395
                                                            ---------------------    --------------------
             Total........................................  $         151,950        $         107,261
                                                            =====================    ====================



                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                             (amounts in thousands)
                                   (unaudited)
                                                                Nine Months              Nine Months
                                                                   Ended                    Ended
                                                             September 30, 2001      September 30, 2000
                                                            ---------------------    --------------------
Acquisitions --
  Annualized revenue acquired.............................  $         139,171        $         472,634
  Annualized revenue acquired (after intercompany
   eliminations)..........................................  $         139,171        $         458,895

Divestitures --
  Annualized revenue divested.............................  $        (153,901)       $        (770,434)
  Annualized revenue divested (after intercompany
   eliminations).........................................   $        (146,646)       $        (635,995)

Summary of Acquisition Related and Unusual Costs --
  Transition costs........................................  $          17,651        $          59,766
  Net adjustments to BFI related accruals.................              6,898                   24,190
  Loss on asset sale......................................            107,011                   26,114
  Reversal of acquisition related accruals................                 --                   (4,553)
                                                            ---------------------    --------------------
             Total reported acquisition related and
             unusual costs................................  $         131,560        $         105,517
                                                            =====================    ====================
Capital Expenditures --
  Fixed asset purchases...................................  $         284,012        $         170,559
  Cell development........................................            135,284                  119,778
                                                            ---------------------    --------------------
             Total........................................  $         419,296        $         290,337
                                                            =====================    ====================

                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                   (amounts in thousands, except percentages)
                                   (unaudited)
                                                                                          For the Three Months Ended
                                                                                              September 30, 2001
                                                                                ------------------------------------------------
                                                                                      Reported                As Adjusted
                                                                                ---------------------    -----------------------
Free Cash Flow:
            EBITDA.........................................................     $         485,908        $         497,710
            Other non-cash items:
               Closure and post-closure provision..........................                17,071                   17,071
               Doubtful accounts...........................................                 7,437                    7,437
               Gain on sale of assets......................................                (7,344)                  (7,344)

Less:       Cash interest..................................................              (193,685)                (193,685)
            Cash taxes.....................................................               (15,780)                 (15,780)
            Closure, post-closure and environmental expenditures...........               (23,496)                 (23,496)
            Capital expenditures, excluding acquisitions...................              (151,950)                (151,950)
            Acquisition related and non-recurring expenditures.............               (28,671)                      --
            Accruals for acquisition price and severance costs.............                  (376)                      --
            Changes in working capital.....................................               (24,400)                 (24,400)
            Remove change in accrued interest from working capital.........               (16,455)                 (16,455)
            Remove change in accrued taxes from working capital............                 6,441                    6,441
                                                                                ---------------------    -----------------------
               Free cash flow before market development....................     $          54,700        $          95,549
                                                                                =====================    =======================

                                                                                                                  From
                                                                                                         June 30, 2001 through
                                                                                                           September 30, 2001
                                                                                                         -----------------------
Rollforward of Debt Balance:
            Debt balance at June 30, 2001...........................................................     $       9,340,847
            Free cash flow before market development................................................               (54,700)
            Divestitures and market development, net................................................               121,147
            Decrease in cash........................................................................               (36,257)
            Accretion and other adjustments.........................................................                 1,594
                                                                                                         -----------------------
            Debt balance at September 30, 2001......................................................     $       9,372,631
                                                                                                         =======================

                                                                                                         At September 30, 2001
                                                                                                         -----------------------
Capital Structure:
            Long-term debt (including current portion)..............................................     $       9,372,631
            Equity (including series A senior convertible preferred stock)..........................             1,731,775
                                                                                                         -----------------------
            Debt to total capitalization............................................................                  84.4%
                                                                                                         =======================

                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                             (amounts in thousands)
                                   (unaudited)
                                                                                           For the Nine Months Ended
                                                                                              September 30, 2001
                                                                                ------------------------------------------------
                                                                                      Reported                As Adjusted
                                                                                ---------------------    -----------------------
Free Cash Flow:
            EBITDA.........................................................     $       1,350,597        $       1,482,157
            Other non-cash items:
               Closure and post-closure provision..........................                50,452                   50,452
               Doubtful accounts...........................................                12,384                   12,384
               Gain on sale of assets......................................               (11,975)                 (11,975)
               Non-cash loss on asset sale.................................               107,011                       --

Less:       Cash interest..................................................              (623,186)                (623,186)
            Cash taxes.....................................................               (71,373)                 (67,507)
            Closure, post-closure and environmental expenditures...........               (70,242)                 (70,242)
            Capital expenditures, excluding acquisitions...................              (419,296)                (419,296)
            Acquisition related and non-recurring expenditures.............               (87,716)                      --
            Accruals for acquisition price and severance costs.............                (1,362)                      --
            Changes in working capital.....................................              (113,709)                (113,709)
            Remove change in accrued interest from working capital.........               (29,310)                 (29,310)
            Remove change in accrued taxes from working capital............                43,159                   43,159
                                                                                ---------------------    -----------------------
               Free cash flow before market development....................     $         135,434        $         252,927
                                                                                =====================    =======================

                                                                                                                  From
                                                                                                           December 31, 2000
                                                                                                                through
                                                                                                           September 30, 2001
                                                                                                         -----------------------
Rollforward of Debt Balance:
            Debt balance at December 31, 2000.......................................................     $       9,649,121
            Free cash flow before market development................................................              (135,434)
            Divestitures and market development, net................................................              (144,815)
            Bond issuance costs.....................................................................                21,609
            Decrease in cash........................................................................               (21,844)
            Accretion and other adjustments.........................................................                 3,994
                                                                                                         -----------------------
            Debt balance at September 30, 2001......................................................     $       9,372,631
                                                                                                         =======================

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                     ALLIED WASTE INDUSTRIES, INC.


  By:                     /s/ THOMAS W. RYAN
         ------------------------------------------------------
                            Thomas W. Ryan
          Executive Vice President & Chief Financial Officer



Date: November 7, 2001











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